Net loss per share (Tables)	12 Months Ended
Dec. 31, 2025
Net loss per share
Schedule of basic and diluted net income per share

	For Year Ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
Numerator:
Net loss	(222,776)	(138,384)	(199,580)
Net loss (income) attributable to non-controlling interests	(9,677)	1,990	(23,374)
Net income attributable to redeemable non-controlling interests	(45,969)	(48,804)	(19,146)
Net loss attributable to ordinary shareholders of Baozun Inc.	(278,422)	(185,198)	(242,100)

Net loss per share attributable to ordinary shareholders of Baozun Inc.
Basic	(1.56)	(1.03)	(1.40)
Diluted	(1.56)	(1.03)	(1.40)

Net loss per ADS (1 ADS represents 3 Class A ordinary shares) attributable to ordinary shareholders of Baozun Inc.
Basic	(4.68)	(3.09)	(4.19)
Diluted	(4.68)	(3.09)	(4.19)

Shares (Denominator):
Weighted average number of ordinary shares
Basic	178,549,849	179,678,986	173,480,754
Diluted	178,549,849	179,678,986	173,480,754